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                                                                 EXHIBIT (10)(c)

[MERRILL LYNCH LIFE INSURANCE COMPANY]



                      CONSENT OF BARRY G. SKOLNICK, ESQ.



I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account (the "Account") of Merrill Lynch Life Insurance Company (the "Company"), File Number 33-43053.

                                        /s/ BARRY G. SKOLNICK
                                        ---------------------------------
                                        Barry G. Skolnick, Esq.
                                        Senior Vice President and General
                                        Counsel


April 22, 1997